SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

SMITH MICRO SOFTWARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 5, 2004

Dear Smith Micro Stockholders:

     We are pleased to invite you to the Smith Micro Software, Inc. 2004 Annual Meeting of Stockholders that will be held at our corporate headquarters, located at 51 Columbia, Aliso Viejo, California 92656, on Tuesday, May 25, 2004, at 10:00 a.m., Pacific Daylight Savings Time.

     The expected actions to be taken at the Annual Meeting, which include the election of directors, are described in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. Included with this Proxy Statement is a copy of our Annual Report on Form 10-K for the year ended December 31, 2003, which we encourage you to read. It includes our audited financial statements and information about our operations, markets and products.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning the enclosed proxy card in the pre-paid envelope provided for your convenience or, if eligible, voting by Internet. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting.

     We look forward to seeing you at the Annual Meeting.

Sincerely,

William W. Smith, Jr. Chairman of the Board, President & Chief Executive Officer

PROXY STATEMENT
ELECTION OF DIRECTORS
RATIFICATION OF APPOINTMENT OF AUDITORS
OTHER MATTERS
OWNERSHIP OF SECURITIES
EXECUTIVE COMPENSATION AND RELATED INFORMATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
APPENDIX A
APPENDIX B

SMITH MICRO SOFTWARE, INC.

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS
To Be Held May 25, 2004

To the Stockholders of Smith Micro Software, Inc.:

     Notice is hereby given that the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Micro Software, Inc. (the “Company”) will be held at our corporate headquarters, located at 51 Columbia, Aliso Viejo, California 92656, on Tuesday, May 25, 2004, at 10:00 a.m., PDT, for the following purposes as more fully described in the Proxy Statement accompanying this notice:

1.	To elect one (1) director to serve on our Board of Directors until the 2007 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2004; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The close of business on March 29, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at such time will be so entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by Internet (if your shares are registered in the name of a bank or brokerage firm and you are eligible to vote your shares in such a manner) or by completing, signing, dating and returning the enclosed proxy card in the pre-paid envelope provided for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you submit your proxy and then decide to attend the Annual Meeting and vote by ballot, your proxy will be revoked and only your vote at the Annual Meeting will be counted.

     A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in order to constitute a quorum. Please return your proxy card in order to ensure that a quorum is obtained.

By Order of the Board of Directors, ROBERT W. SCHEUSSLER Secretary Aliso Viejo, California April 5, 2004

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE, IF ELIGIBLE, OR BY, COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED ENVELOPE.

SMITH MICRO SOFTWARE, INC.
51 Columbia, Suite 200
Aliso Viejo, California 92656

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 25, 2004

General

     This Proxy Statement and the enclosed proxy card are furnished in connection with the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Micro Software, Inc. (“Smith Micro” or the “Company”), which will be held at our corporate headquarters located at 51 Columbia, Suite 200, Aliso Viejo, California 92656, on Tuesday, May 25, 2004, at 10:00 a.m., Pacific Daylight Savings Time. Stockholders of record at the close of business on March 29, 2004, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. This Proxy Statement, the enclosed proxy card and the Smith Micro Annual Report on Form 10-K for the fiscal year ended December 31, 2003, were first mailed on or about April 19, 2004 to stockholders of record as of the record date.

Purpose of the Meeting

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. We are not aware of any matter to be presented other than those described in this Proxy Statement.

Voting

     Our outstanding common stock, par value $0.001 per share (the “Common Stock”) is the only class of securities entitled to vote at the Annual Meeting. Common stockholders of record on March 29, 2004, the record date, are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 17,052,246 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote. Stockholders may not cumulate votes in the election of directors. A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum.

     All votes will be tabulated by our inspector of elections for the Annual Meeting who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes” (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. In the election of directors, the nominee receiving the highest number of affirmative votes shall be elected; broker non-votes and votes marked “withhold” will not affect the outcome of the election. Proposal Two requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Broker non-votes will not be counted for purposes of determining whether Proposal Two has been approved.

Proxies

     Properly executed proxies will be voted in the manner specified therein. If no direction is made on proxies, such proxies will be voted FOR the election of the nominee named under the caption “Election of Directors” as our director and FOR the ratification of the selection of Deloitte & Touche LLP as our independent auditors for the 2004 fiscal year. You may revoke or change your proxy at anytime before the Annual Meeting by filing with the corporate Secretary at our principal executive offices at 51 Columbia, Suite 200, Aliso Viejo, California 92656, a notice of revocation or another signed Proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting does not, by itself constitute a revocation of your proxy. Please note that if your shares are held of record by a broker, bank or other nominee, you will not be able to vote in person at the

Annual Meeting unless you have obtained and present a proxy issued in your name from the record holder.

Voting Electronically via the Internet

     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms provide eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote in this manner. If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting. If your voting form does not reference Internet information, please complete and return the paper Proxy in the self-addressed, postage prepaid envelope provided.

Solicitation

     The enclosed proxy is being solicited by our Board of Directors, and Smith Micro will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation any materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. We may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition, the original solicitation of proxies by mail may be supplemented by a solicitation by Internet or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse reasonable out-of-pocket expenses. Except as described above, we do not presently intend to solicit proxies other than by mail.

Deadline for Receipt of Stockholder Proposals

     Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our Bylaws. Stockholder proposals that are intended to be presented at our 2005 Annual Meeting of Stockholders (the “2005 Annual Meeting”) and included in the proxy solicitation materials related to that meeting must be received by us no later than December 27, 2004, which is 120 calendar days prior to the anniversary date of the mailing of this Proxy Statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. Under our current Bylaws, the deadline for submitting a stockholder proposal is not less than 30 days and no more than 90 days prior to the date of the Annual Meeting and the deadline for submitting a nomination for a director is not less than 60 days prior to the date of the Annual Meeting. Stockholder proposals must be in writing and should be addressed to the corporate Secretary at our principal executive offices located at 51 Columbia, Suite 200, Aliso Viejo, California 92656.

     In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 17, 2005, which is 45 calendar days prior to the anniversary date of the mailing of this Proxy Statement. It is recommended that stockholders submitting proposals direct them to our corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the Securities and Exchange Commission.

     We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE:

ELECTION OF DIRECTORS

     Our Amended and Restated Certificate of Incorporation and Bylaws provide for our Board of Directors to be divided into three classes, as nearly equal in number as is reasonably possible, serving staggered terms that expire in different years. At each annual meeting of stockholders, the successors to the class of directors whose term expires are elected to hold office for a term of three years. The term of one class of directors expires at each annual meeting. The preceding notwithstanding, directors serve until their successors have been duly elected and qualified or until they resign, become disqualified or disabled, or are otherwise removed.

     Our Board currently has five directors: Thomas G. Campbell, William C. Keiper, Robert W. Scheussler, William W. Smith, Jr. and Gregory J. Szabo. The class whose term expires at this Annual Meeting contains one director. The Nominating Committee of the Board of Directors selected, and the Board of Directors approved Mr. Szabo as a nominee for election at the Annual Meeting to the class being elected at this meeting. The enclosed proxy will be voted, unless authority is withheld or the proxy is revoked, for the election of the nominee for election named below to hold office until the date of our 2007 Annual Meeting or until successor(s) have been duly elected and qualified or until resignation, becoming disqualified or disabled, or are otherwise removed. Each returned proxy cannot be voted for a greater number of persons than the nominees named on the proxy. In the unanticipated event that such nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for a substitute person nominated by the Board of Directors. The nominee for election has agreed to serve if elected, and management has no reason to believe that such nominee will be unavailable to serve.

     Stockholders may communicate with members of the Board of Directors by mail addressed to the full Board, a specific member of the Board or to a particular committee of the Board at our principal executive offices located at 51 Columbia, Suite 200, Aliso Viejo, California 92656.

Directors and Nominees

     Nominees for Term Ending at the 2004 Annual Meeting of Stockholders:

Name	Age	Position
Gregory J. Szabo (1)	56	Director

(1)	Member of the Audit Committee.

     Mr. Szabo became a director in June 2001. Mr. Szabo is Chief Executive Officer and President of Ertek Solutions, LLC. Ertek provides antenna technology to the wireless industry including high performance low cost RFID Tag antennas. He currently serves on the United Internet Technologies Board of Advisors. Mr. Szabo has served in a series of senior management positions during a 13-year career with AirTouch’s wireless communications operations, prior to its acquisition by Vodafone and merger with Verizon Wireless in 2000. As Vice President-Network Services, he directed the engineering and operations of its cellular systems in the eastern U.S. Earlier, Mr. Szabo held managerial positions with Motorola and Martin Marietta. Mr. Szabo received a Bachelor of Science Degree and Master of Science Degree in Electrical Engineering from Ohio University.

Continuing Directors for Term Ending at the 2005 Annual Meeting of Stockholders:

Name	Age	Position
William W. Smith, Jr.	56	Chairman of the Board, President and Chief Executive Officer

William C. Keiper (1)(2)(3)	53	Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Governance and Nominating Committee.

     Mr. Smith. co-founded Smith Micro and has served as our Chairman of the Board of Directors, President and Chief Executive Officer since its inception in 1982. Mr. Smith was employed by Rockwell International Corporation in a variety of technical and management positions from 1975 to 1984. Mr. Smith served with Xerox Data Systems from 1972 to 1975 and RCA Computer Systems Division from 1969 to 1972 in mainframe sales and pre-sale technical roles. Mr. Smith received a B.A. in Business Administration from Grove City College.

     Mr. Keiper became a director in May, 2002. Mr. Keiper has served as Chairman and Chief Executive Officer of Arrange Technology LLC, a software development services outsourcing company, since 2002 and as Managing Partner of Catalyst Partners LLC, a software technology mergers and acquisition advisory firm since 2002. From 1998 to 2002, Mr. Keiper served as President of Martin Wolf Securities LLC, a mergers and acquisitions firm serving middle market IT services, consulting and e-commerce companies. From 1997 to 1998, Mr. Keiper served as Managing Director of Software Equity Group, LLC, a strategic consulting firm. Mr. Keiper was the Chief Executive Officer and a member of the Board of Directors of Artisoft, Inc., a publicly-held software company that develops and markets computer telephony and communications software, from 1993 to 1997. From 1986 to 1993, Mr. Keiper held variety of executive positions, including President and Chief Operating Officer, with MicroAge, Inc., a publicly-held distributor and integrator of information technology products and services. Mr. Keiper currently serves on the Boards of Directors of several high technology companies, including JDA Software, Inc. a NASDAQ listed software company that provides solutions for the retail industry, and Hypercom Corporation, a NYSE listed company providing electronic payment transfer technology and solutions. Mr. Keiper received a Bachelor of Science Degree in Business from Eastern Illinois University, a Juris Doctorate degree from Arizona State University and a Masters Degree in International Management from the Thunderbird American Graduate School of International Management.

     Continuing Directors for Term Ending at the 2006 Annual Meeting of Stockholders:

Name	Age	Position
Thomas G. Campbell (1)(2)(3)	53	Director

Robert W. Scheussler	57	Senior Vice President, Chief Operating Officer, Chief Financial Officer and Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Governance and Nominating Committee.

     Mr. Campbell became a director in July 1995. From March 1999 to the present, he has served as the Executive Vice President of King Printing, Inc. From July 1996 to March 1999, he was the Vice

President of Operations of Complete Concepts, Ltd., a manufacturer and distributor of women’s accessories. From November 1995 to July 1996, Mr. Campbell was an independent management consultant specializing in corporate turnarounds. From February 1995 to November 1995, he served as the Chief Operating Officer of Laser Atlanta Optics, Inc. From 1990 to February 1995, he served in several senior management positions at Hayes, Inc., including Vice President of Operations and Business Development, and as Chief Operating Officer and a member of the Board of Directors of Practical Peripherals, a Hayes subsidiary. Prior to 1989, Mr. Campbell was employed by Digital Equipment Corporation. Mr. Campbell attended Boston University.

     Mr. Scheussler joined us in May 1995 and has served as our Chief Operating Officer since September 1999 and as our Chief Financial Officer since June 2001. Mr. Scheussler served as Senior Vice President-Engineering and Chief Technical Officer from May 1995 until September 1999. From May 1995 to April 1997, he was also Vice President of Operations. From February 1996 to the present, Mr. Scheussler has been a member of our Board of Directors. Prior to joining us, from June 1973 to May 1995, Mr. Scheussler held positions with Rockwell International Corporation, most recently as the Director-Architecture and Technology at its Information Systems Center. Mr. Scheussler holds a B.S. in Industrial Engineering from Pennsylvania State University and an M.S. in Operations Research from Polytechnic University in New York. He also completed the Executive Program at Stanford University.

Board Independence

     The Board of Directors has determined that Messrs. Campbell, Keiper and Szabo are independent within the meaning of the listing standards of the NASDAQ Stock Market Inc., as currently in effect and as they may be changed from time to time (the “Nasdaq listing standards”).

Board Meetings and Committees

     Our Board of Directors held four meetings during 2003. Each director attended or participated in 75% or more of the aggregate number of meetings of the Board and of meetings of the committees of the Board on which such director served.

     Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders, directors are encouraged to attend our annual meetings. Two directors attended the 2003 Annual Meeting of Stockholders.

     The Board of Directors has three committees: an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. Each of these committees has adopted a written charter. All members of the committees are appointed by the Board of Directors and are non-employee directors.

     Audit Committee. Our Audit Committee is comprised of three members: Messrs. Campbell, Keiper and Szabo. The Board of Directors has determined that all of these members of the Audit Committee are independent within the meaning of the Nasdaq listing standards. The audit committee reviews our financial statements and accounting practices, makes recommendations to the Board of Directors regarding the selection of independent auditors and reviews the results and scope of our annual audit and other services provided by our independent auditors. The Board of Directors has amended and restated its written charter for its Audit Committee, a copy of which is included as an appendix to the Smith Micro definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on or about April 5, 2004. The Audit Committee held four meetings during the 2003. Mr. Keiper, is the Audit Committee Chairman and has been designated by the Board of Directors as the Audit Committee’s financial expert, as that term is described in Item 401(j) of Regulation S-K. The Audit Committee Report is included herein on page 16.

     Compensation Committee. The Compensation Committee is comprised of two members: Messrs. Campbell and Keiper. The Board of Directors has determined that all the members of the Compensation Committee are independent within the meaning of the Nasdaq listing standards. The Compensation Committee administers our executive compensation programs and makes recommendations to the Board of Directors concerning officer and director compensation. The Compensation Committee also has the authority to administer the Smith Micro 1995 Stock Option/Stock Issuance Plan (the “1995 Plan”) and to award stock options and direct stock issuances under that plan to our officers. The Board of Directors has adopted and approved a written charter for the Compensation Committee. The Compensation Committee held four meetings during 2003. The Compensation Committee Report is included herein on page 14.

     Governance and Nominating Committee. The Governance and Nominating Committee is comprised of two members: Messrs. Keiper and Campbell. The Board of Directors has determined that all the members of the Nominating Committee are independent within the meaning of the Nasdaq listing standards. The Nominating Committee receives proposed nominations to the Board of Directors, reviews the eligibility of each proposed nominee, and nominates, with the approval of the Board of Directors, new members of the Board of Directors to be submitted to the stockholders for election at the annual meetings. The Board of Directors has adopted and approved a written charter for the Nominating Committee, and a copy of this charter is included as an appendix to Smith Micro’s definitive proxy statement for the May 2004 Annual Meeting filed with the Securities and Exchange Commission on or about April 5, 2004. The Nominating Committee held one meeting in 2003.

     When considering a potential candidate for membership on our Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board of Directors by a stockholder. The Nominating Committee has not received any recommended nominations from any of our stockholders in connection with this Annual Meeting.

     The Nominating Committee will consider stockholder nominations for directors submitted in accordance with the procedure set forth in Article II, Section 12 of our Bylaws. The procedure provides that a notice relating to the nomination must be timely given in writing to our corporate Secretary prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a stockholder proposal as described under “Deadline for Receipt of Stockholder Proposals.” Such notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of each such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Smith Micro Common Stock that are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on our books and (ii) the class and number of shares of Smith Micro Common Stock that are beneficially owned by such stockholder.

Code of Ethics

     We have adopted a Code of Ethics for all of our employees. We will provide a copy of the Code of Ethics upon request made by email to investor-relations@smithmicro.com or in writing to Smith Micro Software, Inc. at 51 Columbia, Suite 200, Aliso Viejo, California 92656, Attention: Investor Relations. We will disclose any amendment to the Code of Ethics or waiver of a provision of the Code of Ethics, including the name of the officer to whom the waiver was granted, on our website at www.smithmicro.com.

Compensation of Directors

     The directors do not receive compensation for services on the Board of Directors or any committee thereof but are reimbursed for their out-of-pocket expenses in connection with serving on the Board of Directors. Non-employee members of the Board of Directors are eligible to receive periodic option grants pursuant to the Automatic Option Grant Program in effect under the 1995 Plan and are eligible to receive discretionary awards under the 1995 Plan’s Discretionary Option Grant and Stock Issuance Programs.

     Each non-employee director will receive an option grant for 10,000 shares in connection with his or her initial appointment to the Board of Directors. Each such option will have an exercise price per share equal to the closing sale price per share of Common Stock on the grant date and a maximum term of 10 years measured from the grant date. Each option will be immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by us, at the option exercise price paid per share, in the event the optionee ceases to serve as a member of the Board of Directors prior to vesting in the option shares. The option shares will vest in a series of four successive equal annual installments over the optionee’s period of service on the Board of Directors, with the first installment to vest upon his or her completion of one year of serving as a member of the Board of Directors measured from the grant date. The option shares will immediately vest in full upon certain changes in control or ownership or upon the optionee’s death or disability while still serving as a member of the Board of Directors.

     At each Annual Meeting of Stockholders, each individual who will continue to serve as a non-employee member of the Board of Directors will receive an additional option grant for 5,000 shares, provided such individual has served on the Board of Directors for at least six months. Each option will have an exercise price per share equal to the closing sale price per share of Common Stock on the date of the Annual Meeting and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee’s cessation of service on the Board of Directors. The option will be immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by us, at the option exercise paid per share, should the optionee stop serving as a member of the Board of Directors prior to the completion of one year of service measured from the grant date. On July 16, 2003, in connection with continuing service on the Board of Directors, Messrs. Campbell, Keiper and Szabo received option grants of 5,000 shares at an exercise price of $3.15 per share, the fair market value per share of Common Stock, on the date of grant.

Vote Required

     The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote is required for approval of the election of the nominee as a member of our Board of Directors.

     The Board of Directors recommends a vote FOR the nominee named above or his substitute as set forth herein.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF AUDITORS

     The Audit Committee of the Board of Directors has appointed the firm of Deloitte & Touche LLP, our independent auditors for the 2003 fiscal year, to serve in the same capacity for the year ending December 31, 2004, and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of Deloitte & Touche LLP.

     In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider its selection. Even if the selection is ratified, the Audit Committee of the Board, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Board believes that such a change would be in the best interests of Smith Micro and its stockholders.

     A representative of Deloitte & Touche LLP, expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

     The following is a summary of the fees billed to Smith Micro by Deloitte & Touche LLP for professional services rendered for fiscal years ended December 31, 2003 and 2002.

Fee Category	Fiscal 2003 Fees	Fiscal 2002 Fees
Audit Fees	$119,000	$107,000

Audit Related Fees	0	0

Tax Fees	32,000	38,000

All Other Fees	5,000	0

Total Fees	$156,000	$145,000

     Audit Fees: This category consists of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

     Audit-Related Fees: This category consists of assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

     Tax Fees: The services for the fees disclosed under this category include tax preparation and compliance and tax planning advice provided by Deloitte & Touche LLP.

     All Other Fees: This includes amounts paid to Deloitte & Touche LLP for training services in connection with new requirements under Sarbanes-Oxley.

     The Audit Committee has determined that all non-audit services provided by Deloitte & Touche LLP is compatible with Deloitte & Touche LLP’s audit independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors.

     The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

Vote Required

     The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent auditors.

OTHER MATTERS

     We know of no other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

OWNERSHIP OF SECURITIES

     The following table sets forth certain information known to us as of February 18, 2004, with respect to beneficial ownership of our Common Stock by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than five percent (5%) of our outstanding Common Stock, (ii) each director and nominee for director, (iii) our Chief Executive Officer and each other Named Executive Officer (as such term is defined below under the caption “Executive Compensation and Related Information”) and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers, and principal stockholders. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

		Percentage of Common
Name and Address of	Amount of Common	Stock Beneficially
Beneficial Owner(1)	Stock Beneficially Owned(2)	Owned
Rhonda L. Smith and William W. Smith, Jr.(3)	9,506,964	55.13%

Robert W. Scheussler (4)	103,917	*

David P. Sperling (5)	159,375	*

Thomas G. Campbell (6)	22,500	*

William C. Keiper (7)	5,000	*

Gregory J. Szabo (8)	21,000	*

All current directors and executive officers as a group (7 persons)(9)	9,818,756	55.94%

*	Less than 1%.

(1)	Unless otherwise indicated: (i) each named individual’s address is 51 Columbia, Aliso Viejo, California 92656 and (ii) the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)	Applicable percentage ownership is based on 17,315,175 shares of Common Stock outstanding as of February 18, 2004. Shares of Common Stock subject to options that are currently exercisable or will become exercisable within 60 days after February 18, 2004 are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person or group holding such options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person or group.

(3)	Mr. And Mrs. Smith’s beneficial ownership of our Common Stock includes 9,132,970 shares held in the name of The Smith Family Trust U/A/D 12/05/95, of which Mr. and Ms. Smith are co-trustees. The Smiths’ beneficial ownership of our Common Stock also includes 200,884 shares and 29,110 shares issuable upon the exercise of options held by Mr. Smith and Ms. Smith, respectively, that are currently exercisable or will become exercisable within 60 days after February 18, 2004.

(4)	Mr. Scheussler’s beneficial ownership of our Common Stock includes 102,917 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after February 18, 2004.

(5)	Mr. Sperling’s beneficial ownership of our Common Stock consists of 159,375 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after February 18, 2004.

(6)	Mr. Campbell’s beneficial ownership of our Common Stock consists of 22,500 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after February 18, 2004.

(7)	Mr. Keiper’s beneficial ownership of our Common Stock consists of 5,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after February 18, 2004.

(8)	Mr. Szabo’s beneficial ownership of our Common Stock includes 21,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after February 18, 2004.

(9)	Includes 539,786 shares of Common Stock subject to stock options that are currently exercisable or will become exercisable within 60 days after February 18, 2004.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Officers Of The Company

     The following table sets forth certain information regarding our executive officers as of March 29, 2004.

Name	Age	Position
William W. Smith, Jr.	56	Chairman of the Board, President and Chief Executive Officer

Robert W. Scheussler	57	Senior Vice President, Chief Operating Officer, Chief Financial Officer and Director

David P. Sperling	35	Vice President and Chief Technical Officer

     Information on Mr. Smith and Mr. Scheussler is included under the heading Directors and Nominees earlier in Proxy Statement.

     Mr. Sperling joined us in April 1989 and has been our Director of Software Engineering since April 1992. He assumed the Chief Technology Officer position from Mr. Scheussler in September 1999. Mr. Sperling began his professional career as a software engineer at Smith Micro and currently has three patents pending for various telephony and Internet technologies. Mr. Sperling earned a B.S. degree in Computer Science from the University of California, Irvine.

Summary of Cash and Certain Other Compensation

     The following table sets forth the compensation earned by (i) our Chief Executive Officer and (ii) each of our two other most highly compensated executive officers whose total cash salary and bonus for the fiscal year ended December 31, 2003 exceeded $100,000 (hereafter, with the Chief Executive Officer, referred to as the “Named Executive Officers”), for the three fiscal years ended December 31, 2003, 2002 and 2001, respectively. No other executive officer’s total salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2003. No other executive officers who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2003 fiscal year has been excluded by reason of his or her termination of employment or change in executive officer status during that year.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
				Other Annual	Securities	All Other
Name and		Salary	Bonus	Compensation	Underlying	Compensation
Principal Position	Year	($)	($)	($) (1)	Options (#)	($) (2)
William W. Smith, Jr.
Chairman of the Board,	2003	222,750		30,038		2,400
President and Chief	2002	222,750		33,469	200,000	2,100
Executive Officer	2001	238,219		27,084	52,250	2,100

Robert W. Scheussler
Senior Vice President,	2003	162,000		21,845		2,400
Chief Operating Officer,	2002	162,000		24,341	200,000	2,100
Chief Financial Officer and	2001	173,250		19,698	38,000	2,100
Director

David P. Sperling	2003	125,000	12,000	3,562		2,201
Vice President and	2002	121,875	12,000	6,290	100,000	2,147
Chief Technical Officer	2001	120,312	11,750	5,734	12,500	2,066

(1)	These amounts reflect commissions earned and paid in each year.

(2)	These amounts represent contributions made by us on behalf of the Named Executive Officer to our 401(k) Plan.

OPTION GRANTS IN LAST FISCAL YEAR

     No stock option grants were made during 2003 to the Named Executive Officers. No stock appreciation rights were granted during the fiscal year ended December 31, 2003 to the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

     The following table sets forth certain information with respect to the Named Executive Officers concerning the exercise of options during the 2003 fiscal year and unexercised options held by them at the end of the 2003 fiscal year. None of the Named Executive Officers held any stock appreciation rights at the end of such year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

			Number of	Value of Unexercised
			Unexercised	In-the-Money
			Options at FY 2003	Options at FY 2003
			Year End(#)	Year End($)(2)
	Shares	Value
	Acquired	Realized	Exercisable/	Exercisable/
Name	on Exercise(#)	($)(1)	Unexercisable	Unexercisable
William W. Smith, Jr.	0	$0	192,551 / 70,797	$206,247 / $123,958

Robert W. Scheussler	225,083	$674,499	94,584 / 70,833	$ 7,292 / $123,958

David P. Sperling	86,250	$231,769	147,083 / 80,417	$ 24,167 / $132,088

(1)      Calculated based on the per share market value of our Common Stock on the exercise date minus the exercise price times the number of options exercised.

(2)      Calculated based on the market price of $1.99 per share, the closing sale price per share of our Common Stock on December 31, 2003, the last trading day in 2003, minus the exercise price of the option, multiplied by the number of shares subject to the option.

Management Contracts and Change in Control Agreements

     None of the Named Executive Officers has an employment agreement with us, and the employment of each of the Named Executive Officers may accordingly be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors, as administrator of the 1995 Plan, has the authority to provide for the accelerated vesting of the shares of Common Stock subject to any outstanding options held by the Chief Executive Officer or any other executive officer and any unvested shares actually held by such individual under the 1995 Plan in the event such officer’s employment were to be terminated (whether involuntarily or through a forced resignation) within 18 months (or some shorter period of time) following: (i) the acquisition directly or indirectly by any person or related group of persons (other than us or a person that directly or indirectly controls, is controlled by, or is under common control with, us) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made directly to our stockholders which the Board does not recommend such stockholders to accept; (ii) a change in the composition of the Board over a period of 36 consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board; (iii) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (iv) the sale, transfer or other disposition of all or substantially all of our assets in complete liquidation or dissolution.

Certain Relationships and Related Transactions

     None.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          It is the responsibility of the Compensation Committee of our Board of Directors to make recommendations to the Board of Directors with respect to the base salary and bonuses to be paid to our executive officers each fiscal year. In addition, the Compensation Committee has the exclusive authority to administer the 1995 Plan with respect to stock option grants and direct stock issuances made there under to such officers and other key employees. The following is a summary of the policies of the Compensation Committee that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

          General Compensation Policy. Under the supervision of the Compensation Committee, we have developed a compensation policy that is designed to attract and retain qualified key executives critical to our success and to provide such executives with performance-based incentives tied to our financial success. One of the Compensation Committee’s primary objectives is to have a portion of each officer’s compensation contingent upon our performance as well as upon the individual’s contribution to that performance. Accordingly, each executive officer’s compensation package may be comprised of three fundamental elements: (i) base salary that reflects individual performance and expertise and is designed to be competitive with salary levels in effect at companies of similar size in the industry; (ii) variable performance awards payable in cash or equity and tied to our achievement of certain goals; and (iii) long-term stock-based incentive awards that strengthen the mutuality of interests between the executive officers and our stockholders.

          Factors. The principal factors that were considered in establishing the components of each executive officer’s compensation package for the 2003 fiscal year are summarized below. However, the Compensation Committee may in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future years.

       •      Base Salary. The Compensation Committee approves salary changes for executive officers in accordance with the above policy. The base salary levels for the executive officers were established for the 2003 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies with which we compete for executive talent, and internal comparability considerations. The Compensation Committee, did not, however, rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which we compete for executive talent. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

       •      Annual Incentive Compensation. We have established a management bonus plan for the President and Chief Executive Officer. Under this plan, the President and Chief Executive Officer may earn an annual bonus up to an amount equal to 2% of our pre-tax profits for the year, but in no event may the bonus exceed such individual’s base salary for the year. Such bonus payments are subject to the further condition that we achieve a pre-tax profit margin of not less than 28.0%, as measured prior to the payment of any bonus to the President and Chief Executive Officer. The management bonus plan also provides for a bonus pool for our remaining employees in an amount not to exceed 2% of our pre-tax profits for the year. The Compensation Committee will make recommendations to the Board of Directors as to the actual dollar amount of the bonus pool for the year and the portion to be allocated to the employees selected for participation for the year. Because we did not achieve a pre-tax profit margin of at least 28.0% in 2003, no bonuses were awarded under the plan for the 2003 fiscal year.

       •      Long-Term Incentive Compensation. We have also implemented the 1995 Plan as a long-term equity incentive program for our executive officers and other key employees. Each option grant under the 1995 Plan is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage our company from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the officer’s tenure, level of responsibility and relative position with us. The Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual’s position with us and his or her existing holdings of unvested options. However, the Compensation Committee does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant.

          Each option grant will allow the officer to acquire shares of our Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). The option normally vests in periodic installments over a four-year period, contingent upon the executive officer’s continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains in our employ, and then only if the market price of our Common Stock appreciates over the option term.

       •      CEO Compensation. In setting the base salary for William W. Smith, Jr., our President and Chief Executive Officer, the Compensation Committee sought to provide him with a level of salary competitive with the salaries paid to chief executive officers of similarly-sized companies in the industry. There was no intent on the Compensation Committee’s part to have this particular component of Mr. Smith’s compensation affected to any significant degree by Company’s performance factors. [The Compensation Committee determines and recommends salary changes for executive officers in accordance with the above policy and then submits its recommendations to the Board of Directors for final approval.]

          Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held corporations for compensation exceeding $1.0 million paid to certain of the corporation’s executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance based compensation paid to our executive officers for the 2003 fiscal year did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance based compensation to be paid to our executive officers for fiscal 2004 will exceed that limit. Our 1995 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. Because it is very unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to our executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

          It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interests of our stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

COMPENSATION COMMITTEE

Thomas G. Campbell
William C. Keiper

AUDIT COMMITTEE REPORT

          The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2003, which include the consolidated balance sheets of Smith Micro as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2003, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.

          Review with Management. The Audit Committee has reviewed and discussed our audited financial statements with management.

          Review and Discussions with Independent Accountants. The Audit Committee has discussed with Deloitte & Touche LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

          The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with Deloitte & Touche LLP their independence.

          Conclusion. Based on the review and discussions referred to above, the Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Commission.

AUDIT COMMITTEE

Thomas G. Campbell
Gregory J. Szabo
William C. Keiper

Stock Performance Graph

          The following graph and information compares the cumulative total stockholder return on our Common Stock against the cumulative total return of the S&P Midcap 400 Index and the S&P Midcap Applications Software Index (Peer Group) for the same period.

          The graph covers the period from January 1, 1998 through December 31, 2003. The graph assumes that $100 was invested in our Common Stock on January 1, 1998, and in each index, and that all dividends were reinvested. No cash dividends have been declared on our Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
SMITH MICRO SOFTWARE, INC.	100.00	133.33	43.93	50.91	22.30	96.48
S & P MIDCAP 400	100.00	114.72	134.81	133.99	114.54	155.34
S & P MIDCAP SOFTWARE APPLICATION	100.00	119.61	118.65	99.98	61.88	91.89

          Notwithstanding anything to the contrary set forth in any of our previous or future filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “1934 Act”), that might incorporate this Proxy Statement or future filings made by us under those statutes, the preceding Stock Performance Graph, the Compensation Committee Report, the Audit Committee Report, Audit Committee Charter and reference to the independence of the Audit Committee members are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by us under those statutes.

Compliance with Section 16(a) of the Exchange Act

          Section 16(a) of the 1934 Act requires our officers and directors, and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such forms, or written representations from certain reporting persons, we believe that our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to such persons during the fiscal year 2003.

Annual Report

          We filed our Annual Report on Form 10-K for the 2003 fiscal year with the Securities and Exchange Commission on March 25, 2004, a copy of which is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Stockholders may obtain a copy of this report, without charge, by writing to Mr. Bruce T. Quigley, Director – Investor Relations at our principal executive offices located at 51 Columbia, Aliso Viejo, California 92656. Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding Smith Micro are also available on our website at http://www.smithmicro.com or the Securities and Exchange Commission’s website at http://www.sec.gov.

By Order of the Board of Directors,
ROBERT W. SCHEUSSLER
Secretary
Aliso Viejo, California
April 5, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

I. GENERAL FUNCTIONS, AUTHORITY, AND ROLE

     The audit committee is a committee of the board of directors. Its primary function shall be to assist the board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the systems of internal controls that management and the board of directors have established, and the company’s audit process.

     The audit committee shall have the power to conduct or authorize investigations into any matters within the committee’s scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the audit committee shall have the authority to retain special legal, accounting, or other consultants to advise it, and may request any officer or employee of the company, its outside legal counsel or outside auditor to attend a meeting of the audit committee or to meet with any members of, or consultants to, the audit committee.

     The company’s outside auditor shall ultimately be accountable to the board of directors and to the audit committee, as representatives of the shareholders, and the board of directors and audit committee shall have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor, or to nominate the outside auditor to be proposed for shareholder approval. In the course of fulfilling its specific responsibilities hereunder, the audit committee shall strive to maintain an open avenue of communication between the company’s outside auditor and the board of directors.

     The responsibilities of a member of the audit committee shall be in addition to such member’s duties as a member of the board of directors.

     While the audit committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the audit committee to plan or conduct audits or to determine whether the company’s financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor. Nor shall it be the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor, or to assure compliance with laws and regulations or the company’s own policies or code of conduct.

II. MEMBERSHIP

     The membership of the audit committee shall consist of at least three members of the board of directors who shall serve at the pleasure of the board of directors. All members of the audit committee shall meet the independence and financial literacy and experience requirements of The Nasdaq Stock Market, Inc. or similar requirements of such other securities exchange or quotation system as may from time to time apply to the company (including any applicable exceptions there from as may be in the best interests of the company and its stockholders).

     Audit committee members and the committee chair shall be designated by the full board of directors upon the recommendation of the nominating committee.

III. RESPONSIBILITIES

     The responsibilities of the audit committee shall be as follows:

A.	GENERAL

1.	Meet at least four times per year, or more frequently as circumstances or the obligations of the audit committee require.

2.	Report audit committee actions to the board of directors with such recommendations as the committee may deem appropriate.

3.	Annually review and reassess the adequacy of this charter and submit any modifications to the board of directors for approval.

4.	Perform such functions as may be assigned by law, the company’s certificate of incorporation or bylaws, or the board of directors.

B.	OUTSIDE AUDITOR

1.	As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor.

2.	Recommend to the board of directors the outside auditor to be nominated, approve the compensation of the outside auditor, and, as necessary, review and approve the discharge of the outside auditor.

3.	Take reasonable steps to confirm the independence of the outside auditor, which shall include (a) ensuring receipt on a periodic basis from the outside auditor a formal written statement delineating all relationships between the outside auditor and the company, consistent with Independence Standards Board Standard No. 1, (b) actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and (c) as necessary, taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

4.	In performing Item 3 above, the audit committee shall consider whether the outside auditor’s provision of financial systems design and implementation services and any other non-audit services is compatible with the independence of the outside auditor.

C.	AUDIT PROCESS AND RESULTS

1.	Consider, in consultation with the outside auditor, the audit scope and plan of the internal auditors and the outside auditor.

2.	Review with the outside auditor the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

3.	Consider and review with the outside auditor:

a.	The adequacy of the company’s internal controls including computerized information system controls and security.

b.	Any related significant findings and recommendations of the outside auditor together with management’s responses thereto.

c.	The matters required to be discussed by Statement on Auditing Standards No. 61, as the same may be modified and supplemented from time to time.

4.	Review and discuss with management and the outside auditor at the completion of the annual examination:

a.	The company’s audited financial statements and related footnotes.

b.	The outside auditor’s audit of the financial statements and their report thereon.

c.	Any significant changes required in the outside auditor’s audit plan.

d.	Any serious difficulties or disputes with management encountered during the course of the audit.

e.	Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

5.	Consider and review with management:

a.	Significant findings during the year and management’s responses thereto.

b.	Any difficulties encountered in the course of the outside auditor’s audits, including any restrictions on the scope of their work or access to required information.

c.	Any changes required in the planned scope of the audit plan.

6.	Inquire of management and the outside auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

7.	Meet with the outside auditor and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

D.	SECURITIES AND EXCHANGE COMMISSION FILINGS

1.	Review filings with the Securities and Exchange Commission and other published documents containing the company’s financial statements.

2.	Review with management and the outside auditor the draft of the quarterly earnings release and the results of the auditor’s interim or annual review before they are released to the public or filed with the Securities and Exchange Commission or other regulators.

3.	Review and approve the report required by the rules of the Securities and Exchange Commission to be included in the company’s annual proxy statement.

E.	INTERNAL CONTROLS AND LEGAL MATTERS

1.	Review the company’s policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditor.

2.	Review legal and regulatory matters that may have a material impact on the financial statements and review related company compliance policies.

3.	Review and approve material related party transactions.

APPENDIX B

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

I. GENERAL FUNCTIONS, AUTHORITY, AND ROLE

     The governance and nominating committee is a committee of the board of directors. Its primary function shall be to identify and recommend individuals qualified to become director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and to review, evaluate and recommend changes to corporate governance guidelines.

     The Committee shall have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

     The responsibilities of a member of the governance and nominating committee shall be in addition to such member’s duties as a member of the board of directors.

II. MEMBERSHIP

     The membership of the governance and nominating committee shall consist of at least two members of the board of directors who shall serve at the pleasure of the board of directors. All members of the governance and nominating committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Inc. or similar requirements of such other securities exchange or quotation system as may from time to time apply to the company (including any applicable exceptions there from as may be in the best interests of the company and its stockholders). The Board appoints the chairperson.

     Governance and nominating committee members and the committee chair shall be designated by the full board of directors.

III. RESPONSIBILITIES

     The responsibilities of the governance and nominating committee shall be as follows:

• The Committee will meet once annually, or more frequently as circumstances dictate. A majority of the members of the Committee will constitute a quorum for the transaction of business.

• Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of Smith Micro Software shareholders.

• Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

• Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

• Assist in identifying, interviewing and recruiting candidates for the Board.

• Annually review the composition of each committee and present recommendations for committee

B-1

memberships to the Board as needed.

• Regularly review and make recommendations about changes to the charter of the Governance and Nominating Committee.

• Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

In addition, the Chair of the Committee will be responsible for leading the Board’s annual review of Board and executive management performance.

B-2

PROXY CARD
SMITH MICRO SOFTWARE, INC.
PROXY

Annual Meeting of Stockholders, May 25, 2004

This Proxy is Solicited on Behalf of the Board of Directors of
Smith Micro Software, Inc.

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held May 25, 2004 and the Proxy Statement and appoints William W. Smith, Jr. and Robert W. Scheussler, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Smith Micro Software Corporation (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at our corporate headquarters located at 51 Columbia, Aliso Viejo, California 92656 on Tuesday, May 25, 2004 at 10:00 a.m. Pacific Daylight Savings Time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

1.	To elect one director to serve for a three-year term ending in the year 2007 or until his successor is duly elected and qualified;

	FOR	WITHHOLD AUTHORITY TO VOTE
Gregory J. Szabo

2.	To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

     The Board of Directors recommends a vote IN FAVOR OF the director listed above and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted IN FAVOR OF the election of the director listed above and IN FAVOR OF the other proposals.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
(Print name(s) on certificate)

Please sign your name:		Date:

(Authorized Signature(s))